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                                                                 EXHIBIT 10.9(d)
                               PLEDGE AGREEMENT
                                [BANK ACCOUNT]


     THIS PLEDGE AGREEMENT ("AGREEMENT") is made as of the 2ND DAY OF APRIL, 1997, by HOMEOWNERS MORTGAGE & EQUITY, INC., A DELAWARE CORPORATION, D/B/A HOME, INC. (hereinafter called "PLEDGOR", whether one or more), in favor of GUARANTY FEDERAL BANK, F.S.B. ("BANK" or "SECURED PARTY"). Pledgor hereby agrees with Bank as follows:

     1. DEFINITIONS. As used in this Agreement, terms not defined herein shall have the definitions contained in the Loan Agreement executed by and between Borrower and Bank dated June 1, 1996 (together with all amendments, the "LOAN AGREEMENT"). The following terms shall have the meanings indicated below:

         (a) The term "BORROWER" shall mean HOMEOWNERS MORTGAGE & EQUITY, INC., A DELAWARE CORPORATION, D/B/A HOME, INC.

         (b) The term "CODE" shall mean the Uniform Commercial Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

         (c) The term "COLLATERAL" shall mean all THE BANK ACCOUNTS SPECIFICALLY DESCRIBED ON SCHEDULE "A" ATTACHED HERETO AND MADE A PART HEREOF. The term Collateral, as used herein, shall also include (i) all certificates, instruments and/or other documents evidencing the foregoing and all cash or monies contained in any bank accounts, (ii) all bank accounts and certificates of deposit which are renewals, replacements and substitutions of all of the foregoing, (iii) all Additional Property (as hereinafter defined), (iv) and all PROCEEDS of all of the foregoing. The designation of proceeds does not authorize Pledgor to sell, transfer or otherwise convey any of the foregoing property. The delivery at any time by Pledgor to Secured Party of any property as a pledge to secure payment or performance of any indebtedness or obligation whatsoever shall also constitute a pledge of such property as Collateral hereunder.

         (d) The term "INDEBTEDNESS" shall mean:

             (i) all indebtedness, obligations and liabilities of Borrower to Secured Party of any kind or character relating to that certain Promissory Note (together with all modifications and amendments thereto, the "NOTE") executed by Borrower payable to the order of Bank dated June 1, 1996 in the stated amount of $2,000,000.00 (INCREASED BY SUBSEQUENT MODIFICATIONS TO $15,000,000.00), now existing or hereafter arising, whether direct, indirect, related, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Borrower to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, amendments, modifications, increases and rearrangements of the indebtedness and obligations described in (i),
         (ii), (iii) and (iv) above.

         (e) The term "LOAN DOCUMENTS" shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness.

PLEDGE AGREEMENT - PAGE 1
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          (f) The term "OBLIGATED PARTY" shall mean any party other than
     Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

          (g) The term "SECURED PARTY" shall mean Bank, its successors and assigns, including without limitation, any party to whom Bank, or its successors or assigns, may assign its rights and interests under this Agreement.

All words and phrases used herein which are expressly defined in Section 1.201, Chapter 8 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201, Chapter 8 or Chapter 9 of the Code.

     2. SECURITY INTEREST. As security for the Indebtedness, Pledgor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral and pledges the Collateral to Secured Party.

     3. ADDITIONAL PROPERTY. Collateral shall also includes the following property (collectively, the "ADDITIONAL PROPERTY") which Pledgor becomes entitled to receive or shall receive in connection with any other Collateral:
(a) any replacement bank accounts or certificates of deposit, the holder's right to payment of interest, and (b) any interest or principal payments; provided, however, that until the occurrence of an Event of Default (as hereinafter defined), Pledgor shall be entitled to receive all interest paid on the Collateral. All Additional Property received by Pledgor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Pledgor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

     4. MAINTENANCE OF COLLATERAL. Other than the exercise of reasonable care to assure the safe custody of any Collateral in Secured Party's possession from time to time, Secured Party does not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Pledgor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Pledgor makes written demand to Secured Party to do so, (ii) such written demand is received by Secured Party in sufficient time to permit Secured Party to take the action demanded in the ordinary course of its business, and (iii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; (c) collect any amounts payable in respect of the Collateral (Secured Party being liable to account to Pledgor only for what Secured Party may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Pledgor makes written demand upon Secured Party to sell the Collateral, and (ii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than Pledgor.

     5. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants the following to Secured Party:

          (a) DUE AUTHORIZATION. The execution, delivery and performance of this Agreement and all of the other Loan Documents by Pledgor have been duly authorized by all necessary corporate action of Pledgor, to the extent Pledgor is a corporation, or by all necessary partnership action, to the extent Pledgor is a partnership.

PLEDGE AGREEMENT - PAGE 2
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          (b) ENFORCEABILITY.  This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Pledgor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

          (c) OWNERSHIP AND LIENS. Pledgor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Pledgor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party. PLEDGOR SHALL OBTAIN FROM FROST NATIONAL BANK, AUSTIN, TEXAS THE BAILMENT AGREEMENT IN THE FORM ATTACHED HERETO AS EXHIBIT "B" WHICH CONTAINS A WAIVER OF LIENS, SECURITY INTERESTS AND OFFSET RIGHTS.

          (d) NO CONFLICTS OR CONSENTS. Neither the ownership, the intended use of the Collateral by Pledgor, the grant of the security interest by Pledgor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the articles or certificate of incorporation, charter, bylaws or partnership agreement, as the case may be, of Pledgor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Pledgor or otherwise affecting the Collateral, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Pledgor or of any person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Pledgor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

          (e) SECURITY INTEREST. Pledgor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral.

          (f) LOCATION. Pledgor's residence or chief executive office, as the case may be, and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof.

          (g) SOLVENCY OF PLEDGOR. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Pledgor at the time of the execution of this Agreement, (i) Pledgor is and will be solvent, (ii) the fair saleable value of Pledgor's assets exceeds and will continue to exceed Pledgor's liabilities (both fixed and contingent), (iii) Pledgor is and will continue to be able to pay its debts as they mature, and (iv) if Pledgor is not an individual, Pledgor has and will have sufficient capital to carry on Pledgor's businesses and all businesses in which Pledgor is about to engage.

          (h) NATURE OF OWNERSHIP. Pledgor is the registered owner of the securities pledged as Collateral and a certificate has been issued in Pledgor's name to evidence Pledgor's ownership in such securities.

          (i) CHATTEL PAPER, DOCUMENTS AND INSTRUMENTS. The security interest in chattel paper, documents and instruments of Pledgor granted hereunder is valid and genuine, and all such chattel paper, documents and instruments have only one original counterpart. No party other than Pledgor or Secured Party is in actual or constructive possession of any such chattel paper, documents or instruments.

PLEDGE AGREEMENT - PAGE 3
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     6.   AFFIRMATIVE COVENANTS.  Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

          (a) OWNERSHIP AND LIENS. Pledgor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Pledgor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Pledgor will defend at its expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

          (b) INSPECTION OF BOOKS AND RECORDS. Pledgor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect Pledgor's books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

          (c) ADVERSE CLAIM. Pledgor covenants and agrees to promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Pledgor's expense, defend Secured Party's security interest in the Collateral against the claims of any third party. Pledgor also covenants and agrees to promptly deliver to Secured Party a copy of all written notices received by Pledgor with respect to the Collateral, including without limitation, notices received from the issuer of any securities pledged hereunder as Collateral.

          (d) DELIVERY OF INSTRUMENTS AND/OR CERTIFICATES. Contemporaneously herewith, Pledgor covenants and agrees to deliver to Secured Party any certificates, documents or instruments representing or evidencing the Collateral, with Pledgor's endorsement thereon and/or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a bank or member firm of the New York Stock Exchange, all in form and substance satisfactory to Secured Party. If required by Secured Party, Pledgor also covenants and agrees to cooperate with Secured Party in registering the pledge of the securities pledged as Collateral with the issuer of such securities.

          (e) FURTHER ASSURANCES. Pledgor will from time to time at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation, executing and filing such financing or continuation statements, or any amendments thereto.

          (f) GOVERNMENTAL SECURITIES. Pledgor covenants and agrees that with respect to any securities issued by an agency or department of the United States pledged as Collateral, Pledgor shall, at Secured Party's request, cause such securities to be registered in Secured Party's name or with Secured Party's account maintained with a Federal Reserve Bank.

          (g) CHATTEL PAPER, DOCUMENTS AND INSTRUMENTS. Pledgor will take such action as may be requested by Secured Party in order to cause any chattel paper, documents or instruments to be valid and enforceable and will cause all chattel paper to have only one original counterpart. Upon request by Secured Party, Pledgor will deliver to Secured Party all originals of chattel paper, documents or instruments and will

PLEDGE AGREEMENT - PAGE 4
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     mark all chattel paper with a legend indicating that such chattel paper is subject to the security interest granted hereunder.

     7. NEGATIVE COVENANTS. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

          (a) TRANSFER OR ENCUMBRANCE. Pledgor will not (i) sell, assign (by operation of law or otherwise) or transfer Pledgor's rights in any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession of any certificate, instrument or document evidencing and/or representing any of the Collateral to any party other than Secured Party.

          (b) IMPAIRMENT OF SECURITY INTEREST. Pledgor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

     8. RIGHTS OF SECURED PARTY. Secured Party shall have the rights contained in this Section at all times during the period of time this Agreement is effective.

          (a) POWER OF ATTORNEY. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to take any action and to execute any instrument which Secured Party may from time to time in Secured Party's discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation, the following action: (i) transfer any securities, instruments, documents or certificates pledged as Collateral in the name of Secured Party or its nominee; (ii) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness; (iii) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Secured Party may deem necessary or appropriate; (iv) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities pledged as Collateral; provided, however, except as provided herein, Secured Party shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and (v) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

          (b) PERFORMANCE BY SECURED PARTY. If Pledgor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Pledgor on demand.

Notwithstanding any other provision herein to the contrary, Secured Party does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.

     9. EVENTS OF DEFAULT. Each of the following constitutes an "EVENT OF DEFAULT" under this Agreement:


PLEDGE AGREEMENT - PAGE 5
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          (a) FAILURE TO PAY INDEBTEDNESS.  The failure, refusal or neglect of
     Borrower to make payment of the Indebtedness or any portion thereof, as the same shall become due and payable at maturity (whether by acceleration or otherwise); or

          (b) NON-PERFORMANCE OF COVENANTS. The failure of Borrower or any Obligated Party to timely and properly observe, keep or perform any covenant, agreement, warranty or condition required herein; provided, however, with respect to such defaults (other than those specified in SUBPARAGRAPH 9(a), or 9(c) THROUGH 9(h) for which no notice and opportunity to cure shall be available unless such opportunity is specifically provided in such individual subparagraphs), Borrower will have thirty (30) days after notice of default from Bank within which to cure such default; or

          (c) DEFAULT UNDER OTHER LOAN DOCUMENTS. The occurrence of an event of default under any of the other Loan Documents; or

          (d) FALSE REPRESENTATION. Any representation contained herein or in any of the other Loan Documents made by Borrower or any Obligated Party is false or misleading in any material respect; or

          (e) DEFAULT TO THIRD PARTY. The occurrence of any event which permits the acceleration of the maturity of any indebtedness owing by Borrower or any Obligated Party to any third party under any agreement or undertaking; or

          (f) BANKRUPTCY OR INSOLVENCY. If Borrower or any Obligated Party: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within thirty (30) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "APPLICABLE BANKRUPTCY LAW") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of thirty (30) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party; or

          (g) EXECUTION ON COLLATERAL. The Collateral or any portion thereof is taken on execution or other process of law in any action against Pledgor; or

          (h) ACTION BY OTHER LIENHOLDER. The holder of any lien or security interest on any of the assets of Pledgor, including without limitation, the Collateral (without hereby implying the consent of Secured Party to the existence or creation of any such lien or security interest on the Collateral), declares a default thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

     10. REMEDIES AND RELATED RIGHTS. If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.


PLEDGE AGREEMENT - PAGE 6
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          (a) REMEDIES.  Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

              (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

              (ii) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

              (iii) sell or otherwise dispose of, at its office, on the premises of Pledgor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

              (iv) buy the Collateral, or any portion thereof, at any public sale;

              (v) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

              (vi) apply for the appointment of a receiver for the Collateral, and Pledgor hereby consents to any such appointment;

              (vii) at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise;

              (viii) REQUIRE FROST NATIONAL BANK TO WIRE TRANSFER ALL FUNDS IN SUCH ACCOUNTS TO SECURED PARTY; AND

              (ix) NOTIFY ALL MORTGAGORS UNDER NOTES PLEDGED TO SECURED PARTY TO MAKE ALL FUTURE PAYMENTS DIRECTLY TO SECURED PARTY RATHER THAN TO BORROWER OR ANY ACCOUNTS OF BORROWER WHETHER OR NOT AT FROST NATIONAL BANK.

     Pledgor agrees that in the event Pledgor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Pledgor's address set forth on the signature page hereof, five (5) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor further acknowledges and agrees that the redemption by Secured Party of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under Section 9.504(c) of the Code.

          (b) PRIVATE SALE OF SECURITIES. Pledgor recognizes that Secured Party may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable


PLEDGE AGREEMENT - PAGE 7
     federal and state securities laws and that Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that each any such private sale may be at prices and other terms less favorable then what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. Pledgor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9.504(c) of the Code, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws and that Secured Party may, in such event, bid for the purchase of such securities.

          (c) APPLICATION OF PROCEEDS. If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

              (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

              (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

              (iii)  to the satisfaction of the Indebtedness;

              (iv)   by holding such cash and proceeds as Collateral;

              (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.504(a)(3) of the Code or any other applicable statutory provision); and

              (vi) by delivery to Pledgor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

          (d) DEFICIENCY. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Borrower and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

          (e) NON-JUDICIAL REMEDIES. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Pledgor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing

PLEDGE AGREEMENT - PAGE 8
     herein is intended to prevent Secured Party or Pledgor from resorting to judicial process at either party's option.

          (f) OTHER RECOURSE. Pledgor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Pledgor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Pledgor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Pledgor shall have no right of subrogation and Pledgor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Pledgor authorizes Secured Party, and without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor's liability hereunder or on the Indebtedness, to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property,
     (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

          (g) INTEREST PAYMENTS.  Upon the occurrence of an Event of Default:

              (i) all rights of Pledgor to receive and retain the interest payments which it would otherwise be authorized to receive and retain pursuant to SECTION 3 shall automatically cease, and all such rights shall thereupon become vested with Secured Party which shall thereafter have the sole right to receive, hold and apply as Collateral such interest payments; and

              (ii) all interest payments which are received by Pledgor contrary to the provisions of clause (i) of this Subsection shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to Secured Party in the exact form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral.

     11. INDEMNIFICATION. IN CONSIDERATION OF THE INDEBTEDNESS OWED BY BORROWER TO SECURED PARTY, PLEDGOR AGREES TO INDEMNIFY AND DEFEND THE SECURED PARTY AND ANY PERSON DEEMED TO CONTROL THE SECURED PARTY AND THEIR RESPECTIVE DIRECTORS, OFFICERS, ATTORNEYS, AFFILIATES, AND EMPLOYEES (ANY AND ALL OF WHOM ARE REFERRED TO AS THE "INDEMNIFIED PARTY") FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, DEFICIENCIES, INTEREST, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING BUT NOT LIMITED TO ATTORNEYS' FEES) INCURRED BY THEM OR ANY OF THEM DIRECTLY OR INDIRECTLY ARISING OUT OF OR BY REASON OF (I) ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDING BROUGHT OR THREATENED, ARISING OUT OF OR BY REASON OF THE SECURED PARTY'S EXECUTION OF THIS AGREEMENT OR ANY LOAN DOCUMENT AND THE TRANSACTION CONTEMPLATED THEREBY, INCLUDING, BUT NOT LIMITED TO, ANY USE EFFECTED OR PROPOSED TO BE EFFECTED BY BORROWER OF THE PROCEEDS OF ADVANCES,
(II) ANY IMPOUNDMENT, ATTACHMENT OR RETENTION OF ANY OF THE COLLATERAL, AND
(III) ANY REPRESENTATION MADE BY PLEDGOR HEREUNDER OR BORROWER UNDER ANY OF THE


PLEDGE AGREEMENT - PAGE 9

LOAN DOCUMENTS; PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL BE CONSTRUED AS AN AGREEMENT BY PLEDGOR TO INDEMNIFY AND HOLD THE SECURED PARTY, ANY PERSON DEEMED TO CONTROL THE SECURED PARTY, OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS OR EMPLOYEES HARMLESS FROM OR AGAINST ANY LOSSES, CLAIMS, DAMAGES, LIABILITIES, COSTS OR EXPENSES ARISING OUT OF THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD OF THE SECURED PARTY, OR ANY OF ITS OFFICERS, DIRECTORS OR EMPLOYEES. WITHOUT LIMITING ANY PROVISION OF THIS PARAGRAPH, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON OR ENTITY TO BE INDEMNIFIED HEREUNDER SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, DEFICIENCIES, INTEREST, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING BUT NOT LIMITED TO ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON OR ENTITY. THE SECURED PARTY SHALL NOT BE RESPONSIBLE OR LIABLE TO BORROWER, PLEDGOR OR ANY OTHER PERSON OR ENTITY FOR ANY CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF OR IN CONNECTION WITH
(I), (II) AND (III) LISTED IN THIS PARAGRAPH. PLEDGOR'S OBLIGATIONS UNDER THIS PARAGRAPH SHALL SURVIVE THE COMMITMENT TERMINATION DATE, NOTWITHSTANDING ANYTHING TO THE CONTRARY. PLEDGOR SHALL PROVIDE SUCH INDEMNIFICATION AND DEFENSE UPON WRITTEN NOTICE FROM THE SECURED PARTY.

     12.  MISCELLANEOUS.

          (a) ENTIRE AGREEMENT. This Agreement contains the entire agreement of Secured Party and Pledgor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

          (b) AMENDMENT. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

          (c) ACTIONS BY SECURED PARTY. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Pledgor hereunder.

          (d) WAIVER BY SECURED PARTY. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Pledgor therefrom shall be effective unless the


PLEDGE AGREEMENT - PAGE 10
     same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances.

          (e) COSTS AND EXPENSES. Pledgor will upon demand pay to Secured Party the amount of any and all reasonable costs and expenses (including without limitation, attorneys' reasonable fees and expenses), which Secured Party may incur in connection with (i) the transactions which give rise to the Loan Documents, (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents, (iii) the administration of the Loan Documents, (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (v) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or (vi) the failure by Pledgor to perform or observe any of the provisions hereof.

          (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

          (g) VENUE. This Agreement has been entered into in the county in Texas where Bank's address for notice purposes is located, and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in the county or judicial district where this Agreement has been executed and delivered.

          (h) SEVERABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

          (i) NO OBLIGATION. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Borrower.

          (j) NOTICES. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

          (k) BINDING EFFECT AND ASSIGNMENT. This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Pledgor and the heirs, executors, administrators, personal representatives, successors and assigns of Pledgor, and (iii) shall inure to the benefit of Secured Party and its

PLEDGE AGREEMENT - PAGE 11
     successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party. Pledgor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

          (l) TERMINATION. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the satisfaction in full of the Indebtedness, (ii) the termination or expiration of any commitment of Secured Party to extend credit to Borrower, (iii) written request for the termination hereof delivered by Pledgor to Secured Party, and (iv) written release delivered by Secured Party to Pledgor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Pledgor's written request, Secured Party will, at Pledgor's sole cost and expense, return to Pledgor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

          (m) CUMULATIVE RIGHTS. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

          (n) GENDER AND NUMBER. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

          (o) DESCRIPTIVE HEADINGS. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

          (p) MODIFICATION. This Agreement is in modification (but not extinguishment) of that certain Pledge Agreement [Bank Account] dated as of February 24, 1997 by and betweeen HomeOwners Mortgage & Equity, Inc., d/b/a Home, Inc. as Pledgor and Guaranty Federal Bank, F.S.B. as Secured Party.

     EXECUTED as of the date first written above.

PLEDGOR'S ADDRESS:                  PLEDGOR:

                                    HOMEOWNERS MORTGAGE & EQUITY, INC.,
6836 Austin Center Boulevard        a Delaware corporation, d/b/a HOME, INC.
Suite 280
Austin, Texas  78731
                                    By:_____________________________________
                                       Tommy M. Parker,
                                       Executive Vice President

SECURED PARTY'S ADDRESS:


Guaranty Federal Bank, F.S.B.
8333 Douglas Avenue


PLEDGE AGREEMENT - PAGE 12

11th Floor
Dallas, Texas  75225
Attention:  W. James Meintjes


THE STATE OF TEXAS       (S)
                         (S)
COUNTY OF DALLAS         (S)

     This instrument was ACKNOWLEDGED before me on the      day of April, 1997,
by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC., on behalf of said corporation.

[S E A L]                     _______________________
                              Notary Public, State of Texas

My Commission Expires:        _______________________
                              Printed Name of Notary

_____________








PLEDGE AGREEMENT - PAGE 13

                                 SCHEDULE "A"
                                      TO
                               PLEDGE AGREEMENT
                              DATED APRIL 2, 1997
                                BY AND BETWEEN
                         GUARANTY FEDERAL BANK, F.S.B.
                                      AND
                      HOMEOWNERS MORTGAGE & EQUITY, INC.,
                   A DELAWARE CORPORATION, D/B/A HOME, INC.



1. "Austin Controlled Disbursement Account" shall mean that certain controlled disbursement account at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Control Disbursement Account- No. 294018508.

2. "Austin Funding Account - Wires" shall mean that certain account established by Borrower at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Funding Account - Wires No. 591055526.

3. "Austin Funding Account - Checks" shall mean that certain controlled disbursement account, established by Borrower at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Funding Account - Checks No. 294038096.

4. "Austin Operating Account" shall mean that certain account established by Borrower at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Operating Account - No. 591044583.




SCHEDULE "A"

                                  EXHIBIT "B"

                              BAILMENT AGREEMENT


                                 April 2, 1997


Guaranty Federal Bank, F.S.B.
8333 Douglas Avenue
11th Floor
Dallas, Texas  75225
Attention:  W. James Meintjes


     Re: (1)"Austin Controlled Disbursement Account" shall mean that certain controlled disbursement account at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Control Disbursement Account- No. 294018508;
          (2) "Austin Funding Account - Wires" shall mean that certain account at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Control Disbursement Account- No. 591055526;
          (3) "Austin Funding Account - Checks" shall mean that certain controlled disbursement account established by Borrower at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Operating Account - No. 294038096; and
          (4) "Austin Operating Account" shall mean that certain account established by Borrower at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Operating Account - No. 591044583 (collectively, the "Accounts").
          All of the above, collectively, to be known as the "Collateral".

Gentlemen:

     The undersigned, Frost National Bank ("Bank") understands and agrees that in connection with those certain loans ("Loans") have been made by Guaranty Federal Bank ("Secured Party") to HomeOwners Mortgage & Equity, Inc., a Delaware corporation, d/b/a Home, Inc. ("Borrower") which Loans would not be modified without the execution and delivery of this Bailee Agreement (the "Agreement") by Bank. Therefore, Bank hereby agrees with Secured Party and Borrower as follows:

     1. The Accounts and all sums contained in such Accounts, all renewals, replacements, substitutions and proceeds of the foregoing (collectively, the "Collateral") have been pledged to Secured Party by that certain Pledge Agreement (herein so called) dated as of April 2, 1997 by and between Borrower and Secured Party. Bank hereby agrees to act as the bailee solely and exclusively on behalf of Secured Party to allow Secured Party to perfect its first lien security interest in and to such Collateral which shall be the sole and exclusive security interest in such Collateral.

     2. Bank hereby agrees that upon written notice of an Event of Default under any of the documents representing, evidencing or securing the Loans from Secured Party to Bank, Bank shall, upon written demand of Secured Party, transfer any and all monies contained in the Accounts immediately to Secured Party.

     This Bailment Agreement is executed in modification of (but not in extinguishment of) that certain Bailment Agreement executed by and between Bank, Secured Party and Borrower dated as of March 5, 1997.

     EXECUTED AND AGREED TO effective as of, although not necessarily on, the date first written above.

                         BANK:

                         FROST NATIONAL BANK


                         By:  _______________________________
                              Name:__________________________
                              Title:_________________________


                         BORROWER:

                         HOMEOWNERS MORTGAGE & EQUITY, INC.,
                         a Delaware corporation, d/b/a HOME, INC.


                         By:  _______________________________
                              Tommy M. Parker,
                              Executive Vice President


                         SECURED PARTY:

                         GUARANTY FEDERAL BANK, F.S.B.,
                         a federal savings bank


                         By:  _______________________________
                              W. James Meintjes,
                              Vice President

STATE OF TEXAS    (S)
                  (S)
COUNTY OF DALLAS  (S)

     This instrument was ACKNOWLEDGED before me on the      day of April, 1997,
by ________________________, _______________________ of FROST NATIONAL BANK, a
___________________, behalf of said bank.

[S E A L]                     _______________________
                              Notary Public, State of Texas

My Commission Expires:        _______________________
                              Printed Name of Notary

________________

STATE OF TEXAS    (S)
                  (S)
COUNTY OF DALLAS  (S)

     This instrument was ACKNOWLEDGED before me on the      day of April, 1997,
by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC., on behalf of said corporation.

[S E A L]                     _______________________
                              Notary Public, State of Texas

My Commission Expires:        _______________________
                              Printed Name of Notary

________________



STATE OF TEXAS    (S)
                  (S)
COUNTY OF DALLAS  (S)

     This instrument was ACKNOWLEDGED before me on the      day of April, 1997,
by W. James Meintjes, Vice President of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank, on behalf of said bank.

[S E A L]                     _______________________
                              Notary Public, State of Texas

My Commission Expires:        _______________________
                              Printed Name of Notary

________________